EXHIBIT 10.07


                                                   October 16, 1996

Mr. William L. Miller
President
Kids Stuff, Inc.
7245 Whipple Avenue, N.W.
North Canton, Ohio  44720

               RE:    BRIDGE LOAN

Dear Mr. Miller:

        This letter summarizes our agreement as follows:

        1. BRIDGE LOAN. Upon the execution of this letter, the undersigned ("Lender") shall loan (the "Loan") one hundred thirty one thousand three hundred thirty three dollars and 33/100 ($131,333.33) to Kids Stuff, Inc., a Delaware corporation (the "Company"), pursuant to the terms of (i) a certain promissory note in the amount of $82,083.33 payable on the earlier of October 16, 1997 or the closing of the Company's next public offering (the "Class A Note") and (ii) a promissory note in the amount of $49,250.00 payable on September 27, 1997 or convertible, at the option of the holder, into nine hundred eighty five thousand (985,000) Class A Redeemable Common Stock Purchase Warrants (the "Bridgeholder's Warrants") of the Company (the "Class B Note"). The forms of the Class A Note and Class B Note are attached hereto as Exhibits A and B, respectively (collectively, the "Notes"). Concurrently, with the execution of this letter, the Company shall execute and deliver the Notes to Lender.

        2. ISSUANCE OF BRIDGEHOLDER'S WARRANTS. Upon conversion of the Class B Note, the Company shall issue to Lender the Bridgeholder's Warrants. Each Bridgeholder Warrant will be identical to the terms and conditions of the Class A Warrants being offered to the public pursuant to the Company's contemplated Initial Public Offering (the "Public Offering"). Effective the date on which the initial registration statement (the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") is
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Mr. William L. Miller
October 16, 1996
Page 2


declared effective by the Commission, Lender shall be deemed to have exercised its option to convert the Class B Note into the Bridgeholder's Warrants and the Company will deliver to Lender certificates representing each of the Bridgeholder's Warrants.

        3. REGISTRATION RIGHTS. The Company agrees to include the Bridgeholder's Warrants and the shares of the Common Stock issuable upon exercise of the Bridgeholder's Warrants (collectively, the "Registrable Securities"), in the Registration Statement at no cost or expense to Lender.

        Anything in this Section 3 to the contrary notwithstanding, in the event that the managing underwriter of the Public Offering informs the Company in writing that the inclusion of the Registrable Securities in the Public Offering will result in the inability to effect the Public Offering or qualify the Public Offering in one or more states which such managing underwriter, in its sole discretion, deems necessary for the Public Offering to proceed, Lender shall agree to withhold some or all of the Registrable Securities from registration in accordance with the instructions of such managing underwriter. In such event, upon Lender's request, the Company shall file a registration statement with the Commission for the purpose of registering the Registrable Securities as soon as practicable after the closing date of such Public Offering at no cost or expense to Lender.

        4. REPRESENTATIONS OF LENDER. Lender represents that in the event he converts the Class B Note, he will be acquiring the Bridgeholder's Warrants for investment purposes only and not with a view to any resale or public distribution thereof. Lender has had full access to the books and records of the Company and has had the opportunity to question the officers, counsel and independent accountants of the Company. Lender is an "accredited investor" as defined in section 2(15) of the Securities Act and Regulation D promulgated by the Commission.

        5. GOVERNING LAW; JURISDICTION AND VENUE. Regardless of the place of execution or performance, this letter and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to such State's conflicts of laws provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.

        Please acknowledge your consent to the foregoing terms by countersigning the enclosed duplicate copy of this letter and returning it to us together with the Notes.

                                            Very truly yours,


                                            M & M SPECIALTIES, INC.

                                       By:
                                            --------------------------------


AGREED TO AND ACKNOWLEDGED:
KIDS STUFF, INC.

By:
     --------------------------------
      William L. Miller, President

                                        2
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                                   EXHIBIT "A"

                                     CLASS A
                                 PROMISSORY NOTE

$82,083.33                                                   October 16, 1996
                                                           New York, New York

        FOR VALUE RECEIVED, KIDS STUFF, INC., a Delaware corporation ("Maker"), promises to pay to M&M Specialities, Ltd. ("Holder") at such place as Holder may designate in writing, the entire principal sum of eighty two thousand eighty three dollars and 33/100 ($83,083.33), together with interest at the rate of eight percent (8%) per annum, (i) on the earlier of October 11, 1997 or (ii) the closing date of the initial underwritten public offering of Maker's securities, at which time all principal and interest shall be due and owing.

        All payments of principal and interest hereunder shall be payable in lawful money of the United States.

        Maker shall be in default hereunder, at the option of Holder, upon the occurrence of any of the following events: (i) the failure by Maker to make any payment of principal or interest when due hereunder, and such failure shall have continued for a period of more than ten (10) days after notice and a reasonable opportunity to cure; (ii) the entering into of a decree or order by a court of competent jurisdiction adjudicating Maker a bankrupt or the appointing of a receiver or trustee of Maker upon the application of any creditor in an insolvency or bankruptcy proceeding or other creditor's suit; (iii) a court of competent jurisdiction approving as properly filed, a petition for reorganization or arrangement filed against Maker under the Federal bankruptcy laws and such decree or order not being vacated within thirty (30) days; (iv) the pendency of any bankruptcy proceeding or other creditors' suit against Maker; (v) a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws with respect to Maker; (vi) an assignment for the benefit of creditors by Maker; (vii) Maker consents to the appointment of a receiver or trustee in an insolvency or bankruptcy proceeding or other creditors' suit; (viii) the existence of any uncured event of default under the terms of any instrument in writing evidencing a debt to someone other than Holder, if the effect of such default is to cause or permit the holder(s) of such indebtedness to have such indebtedness to become due and payable prior to the stated maturity thereof, provided, that Maker is not contesting in good faith by appropriate proceedings such uncured event of default; (ix) the existence for, more than thirty days of any judgment against maker, provided that maker has not stayed or otherwise bonded the judgment pending appeal, or any attachment of property of Maker; or (x) any other condition which, in the good faith determination of Holder, would materially impair the timely repayment of this Note.

        Upon the occurrence of any event or condition of default hereunder, or at any time thereafter, Holder at his option may accelerate the maturity of this Note and declare all of the indebtedness or any portions thereof to be immediately due and payable, together with accrued interest thereon, and payment thereof may be enforced by suit or other process of law.

        If this Note is not paid when due, whether at maturity or by acceleration, Maker agrees to pay all reasonable costs of collection and such costs shall include without limitation all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving Holder, or involving any endorser or guarantor hereof, which in any way affects the exercise by Holder hereof of its rights and remedies under this Note.

        Presentment, demand, protest, notices of protest, dishonor and non-payment of this Note and all notices of every kind are hereby waived.

        The terms "Maker" and "Holder" shall be construed to include their respective heirs, personal representatives, successors, subsequent holders and assigns.

        Regardless of the place of execution or performance, this letter and the Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to such state's conflicts of laws provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.

                                       KIDS STUFF, INC.



                                       By:
                                          --------------------------------
                                           William L. Miller
                                           President

                                   EXHIBIT "B"

                                     CLASS B
                                 PROMISSORY NOTE

$49,250                                                        October 16, 1996
                                                             New York, New York


        FOR VALUE RECEIVED, KIDS STUFF, INC., a Delaware corporation ("Maker"), promises to pay to M&M Specialities, Inc. ("Holder") at such place as Holder may designate in writing, the entire principal sum of forty nine thousand two hundred fifty ($49,250 ), together with interest at the rate of eight percent (8%) per annum, (i) on the earlier of , 1996 or (ii) the closing date of the next initial public offering of Maker's securities (the "Public Offering"), at which time all principal and interest shall be due and owing.

        Effective the Effective Date of the Public Offering, the Holder shall be deemed to have converted this Note into 985,000 Class A Redeemable Common Stock Purchase Warrants (the "Class A Warrants") of Maker. The Class A Warrants shall be identical to the terms and conditions of the Class A Warrants being offered to the public in the Public Offering.

        All payments of principal and interest hereunder shall be payable in lawful money of the United States.

        Maker shall be in default hereunder, at the option of Holder, upon the occurrence of any of the following events: (i) the failure by Maker to make any payment of principal or interest when due hereunder, and such failure shall have continued for a period of more than ten (10) days after notice and a reasonable opportunity to cure; (ii) the entering into of a decree or order by a court of competent jurisdiction adjudicating Maker a bankrupt or the appointing of a receiver or trustee of Maker upon the application of any creditor in an insolvency or bankruptcy proceeding or other creditor's suit; (iii) a court of competent jurisdiction approving as properly filed, a petition for reorganization or arrangement filed against Maker under the Federal bankruptcy laws and such decree or order not being vacated within thirty (30) days; (iv) the pendency of any bankruptcy proceeding or other creditors' suit against Maker; (v) a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws with respect to Maker; (vi) an assignment for the benefit of creditors by Maker; (vii) Maker consents to the appointment of a receiver or trustee in an insolvency or bankruptcy proceeding or other creditors' suit; (viii) the existence of any uncured event of default under the terms of any instrument in writing evidencing a debt to someone other than Holder, if the effect of such default is to cause or permit the holder(s) of such indebtedness to have such indebtedness to become due and payable prior to the stated maturity thereof, provided, that Maker is not contesting in good faith by appropriate proceedings such uncured event of default; (ix) the existence for, more than thirty days of any judgment against maker, provided that maker has not stayed or otherwise bonded the judgment pending appeal, or any attachment of property of Maker; or (x) any other condition which, in the good faith determination of Holder, would materially impair the timely repayment of this Note.

        Upon the occurrence of any event or condition of default hereunder, or at any time thereafter, Holder at his option may accelerate the maturity of this Note and declare all of the indebtedness or any portions thereof to be immediately due and payable, together with accrued interest thereon, and payment thereof may be enforced by suit or other process of law.

        If this Note is not paid when due, whether at maturity or by acceleration, Maker agrees to pay all reasonable costs of collection and such costs shall include without limitation all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving Holder, or involving any endorser or guarantor hereof, which in any way affects the exercise by Holder hereof of its rights and remedies under this Note.

        Presentment, demand, protest, notices of protest, dishonor and non-payment of this Note and all notices of every kind are hereby waived.

        The terms "Maker" and "Holder" shall be construed to include their respective heirs, personal representatives, successors, subsequent holders and assigns.

        Regardless of the place of execution or performance, this letter and the Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to such state's conflicts of laws provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.

                                       KIDS STUFF, INC.



                                       By:
                                          -----------------------------
                                            William L. Miller
                                            President